Exhibit 99.1

TOYOTA FINANCIAL SERVICES 1 Presentation Materials for Investors November 2022

TOYOTA FINANCIAL SERVICES 2 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Reform Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the forward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our corporate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website.

TOYOTA FINANCIAL SERVICES 3 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Ref orm Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, in cluding the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation (“TMCC”). • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the f orward - looking statements. • This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solici tat ion of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor t he fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by m ean s of a prospectus and related documentation. • Investors and prospective investors in securities of TMCC are required to make their own independent investigation and apprai sal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of se curities in TMCC is recommended to seek its own independent financial advice. • This presentation and its contents are directed only at and may only be communicated to (a) persons in member states of the E uro pean Economic Area who are “qualified investors” within the meaning of Article 2 of the Prospectus Regulation (EU) 2017/1129 and (b) persons in the United Kingdom who are “qualified investors” wit hin the meaning of Article 2 of the Prospectus Regulation (EU) 2017/1129 as it forms part of United Kingdom domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”) who are ( i ) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”), o r ( ii) high net worth entities and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, or (iii) other persons to whom it may otherwise lawfully b e c ommunicated (all such persons in (a) through (b) are collectively referred to as “Relevant Persons”); and in all cases are capable of being categorized as ( i ) in the European Economic Area, an eligible counterparty or a professional client, each as defined in Directive 2014/65/EU (as amended) or (ii) in the United Kingdom, an eligible counterparty (as defined in the FCA Handbook Conduct of Business Sour ceb ook) or a professional client (as defined in Regulation (EU) No 600/2014 as it forms part of United Kingdom domestic law by virtue of the EUWA) (such persons in ( i ) and (ii) being referred to as “Eligible Persons”). • This presentation must not be acted or relied on by persons who are not both Relevant Persons and Eligible Persons. Any inves tme nt or investment activity to which this presentation relates is available only to persons who are both Relevant Persons and Eligible Persons and will be engaged in only with persons who are both Rele van t Persons and Eligible Persons. • This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the Euro Medium Term Note Programme base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and T oy ota Motor Credit Corporation dated 16 September 2022, as supplemented from time to time (together, the “Prospectus”) together with the applica ble final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at https://www.londonstockexchange.com/news?tab=news - explorer. Investors should read the Prospectus before making an investment decision in order to fully understand the potential risks and rewards associated with the decision to invest in any securities of TMCC issued unde r t he Euro Medium Term Note Programme . Approval of the Prospectus by the Central Bank of Ireland and the Financial Conduct Authority should not be understood as an endorsement of securities issued b y T MCC under the Euro Medium Term Note Programme . • Investors and others should note that we announce material financial information using the investor relations section of our cor porate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public a bou t our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage in vestors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website.

TOYOTA FINANCIAL SERVICES 4 Toyota’s Global Business Markets vehicles in approximately 200 countries and regions 50 overseas manufacturing organizations in 27 countries and regions besides Japan AUTOMOTIVE Design, Manufacturing, Distribution Consumer Financing Dealer Support & Financing Banking Securities Services Ancillary Products & Services OTHER BUSINESSES Housing Marine Telecommunications e - Business Intelligent Transport Services Biotechnology & Afforestation

TOYOTA FINANCIAL SERVICES 5 TMC Financial Highlights ¥ in billions TMC has adopted International Financial Reporting Standards (IFRS) beginning with the first quarter of the fiscal year ended Mar ch 2021 (1) Cash and cash equivalents, time deposits, public and corporate bonds and its investment in monetary trust funds, excluding in ea ch case those relating to financial services (2) Capital Expenditures do not include vehicles in operating lease or right of use assets (3) R&D activity related expenditures incurred during the reporting period Source: TMC Q2 FY2021 Financial Summary; TMC Q2 FY2022 Financial Summary, TMC Q2 FY2023 Financial Summary ¥11,375.2 ¥15,481.2 ¥17,709.3 2020 2021 2022 Sales Revenues Six Months Ended, Sep 30 ¥519.9 ¥1,747.4 ¥1,141.4 2020 2021 2022 Operating Income Six Months Ended, Sep 30 ¥629.3 ¥1,524.4 ¥1,171.0 2020 2021 2022 Net Income Six Months Ended, Sep 30 ¥10,238.7 ¥10,270.8 ¥11,004.6 2020 2021 2022 Total Liquid Assets (1) As of Sep 30 ¥1,293.2 ¥1,343.0 ¥1,540.0 FY21 FY22 FY23 Est. Capital Expenditures ¥1,090.4 ¥1,124.2 ¥1,200.0 FY21 FY22 FY23 Est. R&D Expenditures

TOYOTA FINANCIAL SERVICES 6 Toyota Operations Across the US Source : Toyota USA website

TOYOTA FINANCIAL SERVICES 7 Toyota Motor North America, Inc. $33.5B+ Direct investment in the U.S. as of December 31, 2021 30M+ Vehicles assembled in US since 1986 with over 60 years of US presence $5.1B 2021 announced new investments into U.S. manufacturing operations to support electrification efforts 25% TMNA sales came from alternative power vehicles in CY2021 41%+ Share of the total alternative fuel vehicle market (includes HEVs, BEVs, PHEVs, FCEVs) 70 Electrified models expected globally by 2025 Source : Toyota Motor North America, Inc. Reports

TOYOTA FINANCIAL SERVICES 8 Toyota and Lexus 3 rd Party Accolades Quality, dependability, safety and product appeal remain high as reflected by numerous 3 rd party accolades 2021 Fortune Toyota ranked one of the “World’s Most Admired Companies” and named the No. 1 Motor Vehicle company (7 th year running) 2022 IIHS Top Safety Pick Awards 12 qualifying Toyota models (8 pick+) 6 qualifying Lexus models (4 pick+) 2022 Kelley Blue Book Lowest 5 - Year Cost to Own Brand Toyota and Lexus 2022 J.D. Power and Associates Vehicle Dependability Survey Toyota tied for the most segment awards. Toyota listed as the brand with the fewest reported problems after three years of ownership. 2021 Kelley Blue Book Most Awarded Brands No. 1 on Kelley Blue Book’s 10 most Awarded Brands 2022 MY NHTSA 5 - Star Overall Rating 21 Toyota models 10 Lexus models 2022 U.S. News Best Cars for the Money Toyota Avalon winner of best large car; RAV4 Hybrid, Corolla, Camry and Camry Hybrid all finalists in their categories 2022 Kelley Blue Book Best Resale Value Brand Toyota/Lexus takes title with 5 category wins; Lexus with 3 category wins. May 2022 IIHS Used Vehicle List Best Choices for Teens 5 Toyota vehicles 1 Lexus vehicle US News: The 14 Cars with the Best Gas Mileage in 2022 5 Toyota models 2 Lexus models 2021 Interbrand Best Global Brands Toyota named world’s most valuable automotive brand 2022 U.S. News Best Cars for Families Highlander Hybrid winner for best hybrid & electric SUV; Avalon winner for best large car; Camry, Camry Hybrid, Avalon Hybrid and RAV4 are all finalists in their categories

TOYOTA FINANCIAL SERVICES 9 Toyota and Lexus Vehicle Highlights RAV4 (Hybrid/Prime) Sienna (Hybrid) Tundra Camry (Hybrid/AWD) Sequoia Venza (Hybrid) Lexus RZ (BEV) bZ4x (BEV)

TOYOTA FINANCIAL SERVICES 10 Battery EV Development Global Battery EV vehicles sales by 2030 Total BEVs 3.5 million Includes 1 million Lexus BEVs (Lexus 100% BEVs in N. America, Europe, and China) Toyota’s investment in electrification 1 (R&D and CAPEX) BEVs 4 trillion yen (incl. 2 trillion yen for batteries) HEVs PHEVs FCEVs 4 trillion yen Total 8 trillion yen (1) Investment amount from 2022 to 2030 (9 years) Source : Toyota Global Newsroom website (December 2021)

TOYOTA FINANCIAL SERVICES 11 Toyota CASE Technologies TRI - P4 e - Palette Fuel Cell and Battery Electric Connected Autonomous Shared Electric

TOYOTA FINANCIAL SERVICES 12 Toyota Financial Services

TOYOTA FINANCIAL SERVICES 13 TFS Group Global Presence JAPAN REGION EUROPE/AFRICA REGION CHINA REGION ASIA/PACIFIC REGION AMERICAS OCEANIA REGION Finland Sweden Norway Denmark Vietnam Netherlands Ireland Germany UK France Czech Poland Slovakia Hungary Portugal Spain Italy Kazakhstan China Korea Japa n Taiwan India Thailand Russia Philippines Malaysia Indonesia South Africa Australia New Zealand Argentina Brazil Venezuela Mexico Puerto Rico Canad a U.S.A. Colombia

TOYOTA FINANCIAL SERVICES 14 Toyota Motor Credit Corp (TMCC) Toyota Motor Corporation (TMC)  Toyota Financial Services Corporation (TFSC)  Toyota Motor Credit Corporation (TMCC) • Over 4.7 million active finance contracts (1) • A+/A1/A+ (2) rated captive finance company by S&P/Moody’s/Fitch • Credit support agreement structure with TFSC/TMC (3) (1) As of October 2022 . Source : Company Reports (2) S&P, Fitch and Moody’s Outlook Stable (3) The Credit Support Agreements do not apply to securitization transactions

TOYOTA FINANCIAL SERVICES 15 TMCC Products and Services ▪ Dealer Financing • Wholesale • Real Estate • Working Capital • Revolving Credit Lines ▪ Consumer Financing • Retail • Lease ▪ Voluntary Protection Products • Service Agreements • Prepaid Maintenance • Guaranteed Auto Protection • Excess Wear & Use • Tire & Wheel • Key Replacement Protection • Used Vehicle Limited Warranty Source : TMCC September 30 , 2022, 10 - Q. Reflects Operating Lease and Retail Financing revenues; Dealer Financing revenues; and Voluntary protection contract revenues and insurance earned premiums for the six months ended September 30, 2022 88% 3% 9% $6.18B FYTD 2023 Q2 Revenue

TOYOTA FINANCIAL SERVICES 16 Field Organization Overview TFS HQ Customer Service Center (CSC) Plano, TX Phoenix, AZ Cedar Rapids, IA Baltimore, MD Atlanta, GA Henderson, NV Dealer Service Center (DSC) Toyota Financial Savings Bank Restructuring to better serve customers by relocating and streamlining customer service operations and investing in new technology (1) (1) In fiscal 2021, TMCC announced the restructuring of its customer service operations to better serve its customers by relo cat ing and streamlining the customer service operation and investing in new technology. The restructuring is in progress, and TMCC plans to complete the process of moving its three regional customer service centers to be co - located with the regional dealer service centers in Chandler, AZ (West Region), Plano, TX (Central Region) and Alpharetta, GA (East Region) by the end of fiscal 2023.

TOYOTA FINANCIAL SERVICES 17 TMCC Earning Asset Composition $ in billions TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 Source: TMCC March 31, 2020 10 - K, March 31, 2021 10 - K, March 31, 2022 10 - K, & September 30, 2022 10 - Q 37.9 36.4 37.1 35.5 32.1 53.0 56.4 65.6 72.2 75.9 17.5 17.6 13.5 10.2 11.0 $108.4 $110.4 $116.2 $117.9 $119.0 Mar-19 Mar-20 Mar-21 Mar-22 Sep-22 Total Managed Assets Lease Retail Wholesale 9% 64% 27% 41.9 44.0 43.9 51.3 51.4 11.1 12.4 21.7 20.9 24.5 $53.0 $56.4 $65.6 $72.2 $75.9 0 20 40 60 80 Mar-19 Mar-20 Mar-21 Mar-22 Sep-22 Retail Assets Unencumbered Sold 68% 32% 32.6 30.8 30.5 23.6 19.9 5.3 5.6 6.6 11.9 12.2 $37.9 $36.4 $37.1 $35.5 $32.1 0 10 20 30 40 50 Mar-19 Mar-20 Mar-21 Mar-22 Sep-22 Lease Assets Unencumbered Sold 62% 38%

TOYOTA FINANCIAL SERVICES 18 TMCC Financial Performance $ in millions (1) 60+ Days Delinquent, Allowance for Credit Losses, and Net Credit Losses : percentage of gross earning assets (2) Allowance for Credit Losses : the quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before all owa nce for credit losses). (3) Net Credit Losses : results are annualized and for Finance Receivables only Source: TMCC September 30, 2021 10 - Q & September 30, 2022 10 - Q $5,847 $6,031 $5,655 2020 2021 2022 Six Months Ended, Sep 30 Total Financing Revenues $2,509 $3,048 $1,751 2020 2021 2022 Net Financing and Other Revenues Six Months Ended, Sep 30 $1,029 $1,543 $289 2020 2021 2022 Net Income Six Months Ended, Sep 30 0.37% 0.39% 0.57% 0.34% 0.23% 0.38% 2020 2021 2022 60+ Days Delinquent (1) Retail Lease As of Sep 30 1.56% 1.47% 1.55% 2020 2021 2022 As of Sep 30 Allowance for Credit Losses (1)(2) 0.25% 0.17% 0.36% 2020 2021 2022 Net Credit Losses (1)(3) Six Months Ended, Sep 30

TOYOTA FINANCIAL SERVICES 19 TMCC Funding Programs

TOYOTA FINANCIAL SERVICES 20 TMCC Funding Program Overview Investor Focused Long - Term Perspective Best - in - Class Execution Responsive Flexible Innovative Diversity & Inclusion Green Bonds November 2017 Toyota Motor Credit Corporation €600mn 0.00% Green Notes due 2021 €600mn 0.625% Notes due 2024 Source : TMCC March 31, 2022, 10 - K and Company Reports (1) As of September 30, 2022 , includes $5.6B of available credit in a revolving asset - backed facility P - 1 | A - 1+ | F - 1 . Direct Issue Commercial Paper Program $25.2B Undrawn Committed Bank Credit Facilities (1) $8.5B Average Liquidity Portfolio Balance for 2QFY23 $71B + Unencumbered Retail Loans and Leases EUR NZD JPY USD GBP AUD Global Issuance Capacity    Intercompany Lending Infrastructure

TOYOTA FINANCIAL SERVICES 21 Commercial Paper Highlights P – 1 | A – 1+ | F1 Moody’s S&P Fitch Highest Short - Term Ratings TCCI TFA TMCC TMFNL TCPR Five Distinct Programs $15.0B | $4.6B Syndicated Other Backed by $19.6B of Committed Bank Credit (1) $17.6B Average Outstanding Balance TMCC and TCPR during 2QFY23 700+ Investors State and Local, Corporates, Pension Funds, Asset Managers, Financial Institutions DOCP <GO> Rates Posted Daily on Bloomberg Source : TMCC September 30 , 2022, 10 - Q and Company Reports (1) As of September 30, 2022

TOYOTA FINANCIAL SERVICES 22 TMCC FYTD 2023 Funding Overview As of October 31, 2022 (1) Net of retained (2) Funding from asset - backed loans and ABCP Conduits Figures may not add up to 100% due to rounding ABS , 58% Global , 29% MTN , 7% Uridashi , 5% $20.8B Term Debt Funded FYTD 2023 $8.7B $3.8B $8.3B Unsecure d Public and 144A ABS (1) Private ABS (2)

TOYOTA FINANCIAL SERVICES 23 Diversification in Debt Offerings As of September 30, 2022 $ in millions (1) EMTN total outstanding balance includes the effect of cross - currency interest rate swaps and differs from amounts shown in T MCC’s financial statements. Global MTN , $39,850 EMTN / Eurobonds , $12,560 MTN , $5,827 Other , $3,700 Other Secured - Loan , $6,079 Other Secured - Lease , $6,394 Loan ABS - TAOT , $8,914 Revolving Loan ABS - TALNT , $6,365 Lease ABS - TLOT , $2,244 Public + Private ABS, $29,996 TMCC Outstanding Term Debt - $91.9 billion¹

TOYOTA FINANCIAL SERVICES 24 Funding Flexibility and Responsiveness (1) Unsecured U.S. MTN issuances, excluding Structured Notes and Retail Demand Notes Percentages may not add to 100% due to rounding Source: Company Reports 49% 73% 45% 47% 45% 38% 20% 45% 44% 44% 13% 8% 10% 10% 11% FY19 FY20 FY21 FY22 FY23 Diversification Across the USD Curve (1) <=2yrs 3-5yrs 7-10yrs

TOYOTA FINANCIAL SERVICES 25 Retail Loan and Lease Origination and Portfolio Performance

TOYOTA FINANCIAL SERVICES 26 Credit Decisioning & Collections Disciplined Underwriting Consistent and conservative underwriting standards designed to limit delinquencies and credit losses • Key mission is to support Toyota and Lexus brand and vehicle sales • Continued focus on prime originations • Proprietary credit scores that leverage TMCC’s extensive origination history • Regular statistical validations of predictive power Servicing Optimization Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth • Emphasis on early intervention • Reinforcement of strong compliance management system • Focus on analytics and technology to prioritize high risk accounts and manage loss severities

TOYOTA FINANCIAL SERVICES 27 Retail Loan: Cumulative Net Losses by Vintage Source : Company Reports as of September 30 , 2022 2015 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

TOYOTA FINANCIAL SERVICES 28 Retail Loan Managed Portfolio Performance Source: Company Reports as of September 30, 2022 $67 $63 $56 $53 $53 $50 $50 FY22 FY21 FY20 FY19 FY18 FY16 FY15 Receivables Principal Balance ($B) $65 $71 Sep 2021 Sep 2022 3.27 3.24 3.14 3.10 3.16 3.16 3.21 FY22 FY21 FY20 FY19 FY18 FY16 FY15 Contracts Outstanding (#M) 3.25 3.34 Sep 2021 Sep 2022 0.0% 0.5% 1.0% FY22 FY21 FY20 FY19 FY18 FY16 FY15 0.25% 0.51% Sep 2021 Sep 2022 Gross Charge Offs 0.16% 0.44% Sep 2021 Sep 2022 Net Losses Performance by Principal Balance Outstanding 0.0% 0.5% 1.0% 1.5% FY22 FY21 FY20 FY19 FY18 FY16 FY15 0.61% 0.79% 0.76% 0.93% Sep 2021 Sep 2022 Sep 2021 Sep 2022% 60+D Past Due % Repossessed Performance by Contracts Outstanding

TOYOTA FINANCIAL SERVICES 29 Retail Loan Origination Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of September 30, 2022. Includes retail loans for Toyota and Lexus brands only 35% 18% 25% 16% 8% 20% 23% 23% 28% 38% 45% 60% 52% 56% 54% CY18 CY19 CY20 CY21 CY22 APR Distribution* <2.0% 2.0%-3.99% >=4.0% 735 740 731 726 732 CY18 CY19 CY20 CY21 CY22 Weighted Average FICO 68 69 70 72 70 CY18 CY19 CY20 CY21 CY22 Weighted Average Original Term 27% 32% 36% 36% 73% 68% 64% 64% CY19 CY20 CY21 CY22 New vs Used Used New

TOYOTA FINANCIAL SERVICES 30 TAOT ABS Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of September 30, 2022 760 765 2017-C 2022-C Weighted Average FICO $18,388 $25,195 2017-C 2022-C Average Principal Balance 64 67 14 11 2017-C 2022-C Original Term Remaining Term Seasoning Weighted Avg Orig and Rem Term (months) 52% 27% 48% 73% 2017-C 2022-C Receivables by Vehicle Type (%)* Sedans and Vans Trucks and SUVs

TOYOTA FINANCIAL SERVICES 31 TAOT ABS Cumulative Net Losses Source : Company Reports as of October 2022 payment date 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 1 5 9 13 17 21 25 29 33 37 41 45 49 2010, 2011, 2012, 2013 Series TAOT 2010-A TAOT 2010-B TAOT 2010-C TAOT 2011-A TAOT 2011-B TAOT 2012-A TAOT 2012-B TAOT 2013-A TAOT 2013-B 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 1 5 9 13 17 21 25 29 33 37 41 45 49 2014, 2015, 2016 Series TAOT 2014-A TAOT 2014-B TAOT 2014-C TAOT 2015-A TAOT 2015-B TAOT 2015-C TAOT 2016-A TAOT 2016-B TAOT 2016-C TAOT 2016-D 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 1 5 9 13 17 21 25 29 33 37 41 45 49 2017, 2018, 2019 Series TAOT 2017-A TAOT 2017-B TAOT 2017-C TAOT 2017-D TAOT 2018-A TAOT 2018-B TAOT 2018-C TAOT 2018-D TAOT 2019-A TAOT 2019-B TAOT 2019-C TAOT 2019-D 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 1 5 9 13 17 21 25 29 33 37 41 45 49 2020, 2021, 2022 Series TAOT 2020-A TAOT 2020-B TAOT 2020-C TAOT 2020-D TAOT 2021-A TAOT 2021-B TAOT 2021-C TAOT 2021-D TAOT 2022-A TAOT 2022-B TAOT 2022-C

TOYOTA FINANCIAL SERVICES 32 TALNT ABS Performance Source : Company Reports as of October 2022 payment date 0 0.05 0.1 0.15 0.2 0.25 0.3 0.35 0.4 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 3mo Average 60+ Days Delinquencies Metric (%) TALNT19-1 TALNT20-1 TALNT21-1 TALNT22-1 -0.1 0 0.1 0.2 0.3 0.4 0.5 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 Annualized 3mo Average Net Credit Loss Metric (%) TALNT19-1 TALNT20-1 TALNT21-1 TALNT22-1

TOYOTA FINANCIAL SERVICES 33 Lease Origination Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of September 30, 2022. Includes leases for Toyota and Lexus brands only 744 747 743 748 746 CY18 CY19 CY20 CY21 CY22 Weighted Average FICO 37 37 37 37 36 CY18 CY19 CY20 CY21 CY22 Weighted Average Lease Term 53.8% 55.1% 53.1% 55.5% 52.6% 30.8% 27.7% 26.0% 25.6% 23.8% 8.1% 9.7% 11.7% 10.9% 15.1% 7.3% 7.5% 9.2% 8.1% 8.5% CY18 CY19 CY20 CY21 CY22 Distribution of Leases by Vehicle Type* CUVs Passenger Cars Light Duty Trucks SUVs 42% 43% 44% 41% 39% 58% 57% 56% 59% 61% CY18 CY19 CY20 CY21 CY22 Make Lexus Toyota

TOYOTA FINANCIAL SERVICES 34 Lease Managed Portfolio Performance Source: Company Reports as of September 30, 2022 $32 $37 $40 $41 $42 $41 $38 FY22 FY21 FY20 FY19 FY18 FY17 FY16 Lease Portfolio Balance ($B) $36 $28 Sep 2021 Sep 2022 1.06 1.25 1.36 1.44 1.48 1.44 1.38 FY22 FY21 FY20 FY19 FY18 FY17 FY16 Contracts Outstanding (#M) 1.18 0.92 Sep 2021 Sep 2022 -0.5% 0.0% 0.5% 1.0% FY22 FY21 FY20 FY19 FY18 FY17 FY16 - 0.04% 0.09% Sep 2021 Sep 2022 Gross Charge Offs - 0.10% 0.02% Sep 2021 Sep 2022 Net Losses Performance by Lease Balance Outstanding 0.0% 0.5% 1.0% 1.5% FY22 FY21 FY20 FY19 FY18 FY17 FY16 0.25% 0.29% 0.25% 0.24% Sep 2021 Sep 2022 Sep 2021 Sep 2022% 60+D Past Due % Repossessed Performance by Contracts Outstanding

TOYOTA FINANCIAL SERVICES 35 Lease: Cumulative Net Credit Losses by Vintage Source : Company Reports as of September 30 , 2022 2015 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 0.9% 1.0% 1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

TOYOTA FINANCIAL SERVICES 36 TLOT ABS Characteristics *Percentages may not sum to 100% due to rounding Source: Company Reports as of September 30, 2022 773 772 772 2021-A 2021-B 2022-A Weighted Average FICO 67.5% 69.2% 68.7% 2021-A 2021-B 2022-A Base Residual as % of Initial Securitization Value 38 38 38 28 27 28 10 11 11 2021-A 2021-B 2022-A Original Term Remaining Payments Seasoning Weighted Avg Original and Remaining Payments 55.6% 55.0% 57.0% 31.1% 29.5% 29.5% 8.5% 9.1% 7.5% 4.8% 6.3% 6.1% 2021-A 2021-B 2022-A CUVs Passenger Cars SUVs Light Duty Trucks Vehicle Type *

TOYOTA FINANCIAL SERVICES 37 TLOT Performance 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 Cumulative Net Loss TLOT2021-A TLOT2021-B TLOT2022-A 0.00% 0.40% 0.80% 1.20% 1.60% 2.00% 2.40% 2.80% 3.20% 3.60% 4.00% 4.40% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 Cumulative Residual Gain (Loss) TLOT2021-A TLOT2021-B TLOT2022-A 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 60+ Days Delinquencies TLOT2021-A TLOT2021-B TLOT2022-A Source : Company Reports as of October 2022 payment date

TOYOTA FINANCIAL SERVICES 38 Appendix

TOYOTA FINANCIAL SERVICES 39 TMCC Financial Performance (1) Percentage of gross earning assets (2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before allow anc e for credit losses) Source : TMCC March 31, 2022 10 - K & September 30, 2022 10 - Q Consolidated Income Statement Six Months Ended (USD millions) 2021 2022 September 30, 2022 Total Financing Revenues 11,799 11,920 5,655 less: Interest Expense and Depreciation 8,234 7,247 3,982 add: Other Income 1,366 989 78 Net Financing Revenues and Other 4,931 5,662 1,751 Net Income 2,017 2,535 289 Credit Performance As of 2021 2022 September 30, 2022 Over 60 Days Delinquent (1) Retail 0.27% 0.43% 0.57% Lease 0.20% 0.26% 0.38% Allowance for Credit Losses (1) (2) 1.47% 1.49% 1.55% Six Months Ended 2021 2022 September 30, 2022 Net Credit Losses (1) 0.29% 0.22% 0.36% Fiscal Year Ended March 31, March 31, Fiscal Year Ended March 31,

TOYOTA FINANCIAL SERVICES 40 Credit Support Agreement TFSC Credit Support Agreement Securities (1) issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC • TFSC will own 100% of TMCC • TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding • If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds avail abl e to TMCC to ensure that all such payment obligations are paid as due • Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyot a t o provide a rating has confirmed no change in rating of all such securities TMC Credit Support Agreement TFSC in turn has the benefit of a credit support agreement with TMC • Same key features as TFSC/TMCC credit support agreement • TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding TFSC’s and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations (1) “Securities” defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include asset - backed securities issued by TMCC’s securitization trusts.

TOYOTA FINANCIAL SERVICES 41 Retail Loan Origination Profile (1) Percentages may not add to 100.0% due to rounding. Source: Company Reports as of September 30, 2022 TMCC Retail Auto Loan Originations Original Summary Characteristics by Vintage Origination Year: 2018 2019 2020 2021 2022 Number of Pool Assets 847,020 948,970 1,007,542 1,053,629 794,894 Original Pool Balance $24,306,812,650 $27,579,012,944 $30,738,117,735 $34,544,936,474 $27,966,080,560 Average Initial Loan Balance $28,697 $29,062 $30,508 $32,787 $35,182 Weighted Average Interest Rate 4.09% 5.02% 4.48% 4.91% 5.32% Weighted Average Original Term 68 Months 69 Months 70 Months 72 Months 70 Months Weighted Average FICO 735 740 731 726 732 Minimum FICO 395 382 376 395 397 Maximum FICO 900 900 900 900 900 Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance: State 1 CA - 23.5% CA - 21.3% CA - 22.0% CA - 23.2% CA - 23.1% State 2 TX - 15.0% TX - 15.2% TX - 15.0% TX - 15.6% TX - 16.3% State 3 IL - 4.0% VA - 4.5% VA - 4.6% NY - 4.2% NY - 4.4% State 4 PA - 3.7% NY - 4.0% NY - 4.1% VA - 4.1% MD - 3.8% State 5 NY - 3.7% PA - 3.9% PA - 4.0% MD - 3.9% PA - 3.7% Distribution of Receivables by Contract Rate: (1) Less than 2.0% 34.9% 17.6% 24.6% 16.3% 7.6% 2.0% - 3.99% 19.7% 22.6% 23.1% 28.0% 37.9% 4.0% - 5.99% 21.1% 31.1% 27.2% 29.7% 22.7% 6.0% - 7.99% 12.6% 15.3% 12.6% 13.2% 16.6% 8.0% - 9.99% 5.1% 6.0% 5.1% 5.4% 8.1% 10.0% - 11.99% 2.6% 2.8% 2.6% 2.4% 3.0% 12.0% - 13.99% 1.5% 1.8% 1.6% 1.6% 1.3% 14.0% - 15.99% 0.9% 1.0% 1.2% 1.2% 0.9% 16.0% and greater 1.6% 1.8% 2.0% 2.1% 1.9% Total 100.00% 100.00% 100.00% 100.00% 100.00% Share of Original Assets: Percentage of Non - Toyota/Non - Lexus 3.3% 3.6% 5.9% 8.2% 7.9% Percentage of 75+ Month Term 15.4% 23.0% 28.0% 29.1% 21.2% Percentage of Used Vehicles 23.0% 26.9% 31.6% 36.5% 36.2%

TOYOTA FINANCIAL SERVICES 42 Managed Portfolio Performance – Retail Loan (1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC. (2) Number of contracts outstanding at end of period. (3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be pas t due if less than 90% of such payment is made. Source: Company Reports TMCC Retail Loan Delinquency Experience (1) At September 30, At March 31, 2022 2021 2022 2021 2020 2019 2018 Outstanding Contracts(2) 3,339,779 3,253,701 3,267,466 3,237,181 3,142,143 3,097,464 3,158,375 Number of Accounts Past Due in the following categories 30 - 59 days 46,408 38,476 40,744 27,476 40,205 38,498 37,044 60 - 89 days 13,942 10,515 10,731 7,223 11,604 9,576 9,464 Over 89 days 12,588 9,394 10,389 8,500 12,219 8,240 8,063 Delinquencies as a Percentage of Contracts Outstanding(3) 30 - 59 days 1.39% 1.18% 1.25% 0.85% 1.28% 1.24% 1.17% 60 - 89 days 0.42% 0.32% 0.33% 0.22% 0.37% 0.31% 0.30% Over 89 days 0.38% 0.29% 0.32% 0.26% 0.39% 0.27% 0.26%

TOYOTA FINANCIAL SERVICES 43 Managed Portfolio Performance – Retail Loan (1) The net loss and repossession data reported in this table includes all retail installments sales contracts purchased by T MCC , excluding those purchased by a subsidiary of TMCC in Puerto Rico. Includes contracts that have been sold but are still bei ng serviced by TMC. (2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal balance for actuaria l c ontracts. Actuarial contracts do not comprise any of the Receivables. (3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods. (4) Includes bankrupt repossessions but excludes bankruptcies. (5) Amount charged off is the principal balance, including earned but not yet received finance charges, repossession expenses an d unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge - offs . (6) Includes all recoveries from post - disposition monies received on previously charged - off contracts including any proceeds fro m the liquidation of the related vehicle after the related charge - off. Also includes recoveries for dealer reserve charge - offs and dealer reserve chargebacks. (7) Annualized Source : Company Reports TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) (1) For the Six Months Ended For the Fiscal Years Ended September 30, March 31, 2022 2021 2022 2021 2020 2019 2018 Principal Balance Outstanding (2) $70,603,963 $65,191,408 $67,146,402 $62,833,053 $56,265,888 $53,236,380 $52,760,041 Average Principal Balance Outstanding (3) $68,875,182 $64,012,230 $64,989,727 $59,549,471 $54,751,134 $52,998,211 $51,759,691 Number of Contracts Outstanding 3,339,779 3,253,701 3,267,466 3,237,181 3,142,143 3,097,464 3,158,375 Average Number of Contracts Outstanding (3) 3,303,623 3,245,441 3,252,324 3,189,662 3,119,804 3,127,920 3,169,759 Number of Repossessions (4) 15,513 12,370 28,180 28,423 34,899 35,694 38,580 Number of Repossessions as a Percent of the Number of Contracts Outstanding 0.93% (7) 0.76% (7) 0.86% 0.88% 1.11% 1.15% 1.22% Number of Repossessions as a Percent of the Average Number of Contracts Outstanding 0.94% (7) 0.76% (7) 0.87% 0.89% 1.12% 1.14% 1.22% Gross Charge - Offs (5) $181,081 $82,632 $222,023 $278,833 $352,213 $323,962 $351,634 Recoveries (6) $25,587 $31,193 $54,989 $47,917 $49,191 $48,871 $49,567 Net Losses $155,494 $51,439 $167,034 $230,916 $303,022 $275,091 $302,067 Net Losses as a Percentage of Principal Balance Outstanding 0.44% (7) 0.16% (7) 0.25% 0.37% 0.54% 0.52% 0.57% Net Losses as a Percentage of Average Principal Balance Outstanding 0.45% (7) 0.16% (7) 0.26% 0.39% 0.55% 0.52% 0.58%

TOYOTA FINANCIAL SERVICES 44 Source : Company Reports Retail Loan ABS Comparison Original Summary Characteristics by Prior Securitization: TAOT 2019-D TAOT 2020-A TAOT 2020-B TAOT 2020-C TAOT 2020-D TAOT 2021-A TAOT 2021-B TAOT 2021-C TAOT 2021-D TAOT 2022-A TAOT 2022-B TAOT 2022-C Number of Pool Assets 99,197 97,464 67,524 86,264 87,460 89,958 78,636 75,689 75,426 77,985 77,626 65,964 Initial Pool Balance $1,872,859,970.50 $1,855,904,868.20 $1,275,392,995.27 $1,659,837,859.33 $1,652,997,849.97 $1,822,777,183.00 $1,666,956,330.00 $1,666,028,014.87 $1,667,553,462.91 $1,775,873,551.06 $1,836,639,189.92 $1,661,936,432.71 Average Principal Balance $18,880.21 $19,041.95 $18,888.00 $19,241.37 $18,900.04 $20,263.00 $21,198.00 $22,011.49 $22,108.47 $22,771.99 $23,660.10 $25,194.60 Weighted Average Interest Rate 2.98% 3.20% 3.26% 3.43% 3.46% 3.06% 3.08% 3.05% 3.15% 3.27% 3.27% 3.37% Weighted Average Original Term 66 66 66 66 66 65 65 65 66 66 66 67 Weighted Average Remaining Term 50 50 49 50 50 51 53 53 54 55 55 56 Weighted Average FICO 766 766 767 769 769 769 767 767 765 765 766 765 Minimum FICO 620 620 620 620 620 620 620 620 620 620 620 620 Maximum FICO 900 900 900 900 900 900 900 900 900 900 900 900 Geographic Distribution of Receivables representing the 5 states with the greatest aggregate Initial principal balance: State 1 CA – 25.0% CA – 24.7% CA – 24.2% CA – 23.8% CA – 23.3% CA – 23.7% CA – 26.0% CA – 26.4% CA – 26.8% CA – 26.9% CA – 28.2% CA – 26.9% State 2 TX – 14.9% TX – 15.02% TX – 14.8% TX – 14.2% TX – 13.9% TX – 12.5% TX – 13.0% TX – 12.7% TX – 13.3% TX – 13.7% TX – 12.9% TX – 12.9% State 3 IL – 4.9% IL – 4.8% IL – 4.7% PA – 5.0% IL – 4.5% IL – 4.7% IL – 4.5% PA – 4.3% PA – 4.1% IL – 4.5% PA – 4.0% PA – 4.2% State 4 PA – 3.9% PA – 4.0% PA – 4.1% IL – 4.7% PA – 4.1% PA – 4.4% PA – 4.4% IL – 4.2% IL – 4.1% PA – 4.4% IL – 4.0% Il – 4.0% State 5 VA – 3.5% VA – 3.78% NJ – 3.7% VA – 3.8% VA – 3.9% VA – 3.8% VA – 3.6% NJ – 3.7% NJ – 3.7% VA – 3.5% NJ – 3.7% NJ – 3.7% Distribution of Receivables by Contract Rate: (1) Less than 2.0% 47.41% 43.69% 42.68% 38.24% 36.96% 45.00% 43.08% 42.69% 40.45% 37.10% 32.70% 30.57% 2.0% - 3.99% 24.73% 25.54% 25.74% 27.72% 28.73% 24.94% 27.06% 29.02% 30.30% 32.36% 38.79% 41.21% 4.0% - 5.99% 17.46% 19.11% 20.33% 22.47% 22.83% 19.64% 19.84% 19.23% 19.84% 20.96% 19.78% 19.83% 6.0% - 7.99% 6.41% 7.05% 6.95% 7.16% 7.14% 6.37% 6.08% 5.56% 5.75% 5.92% 5.34% 5.11% 8.0% - 9.99% 2.21% 2.50% 2.29% 2.36% 2.33% 2.10% 2.15% 1.91% 2.00% 2.14% 2.03% 1.92% 10.0% - 11.99% 1.09% 1.27% 1.20% 1.21% 1.16% 1.17% 1.08% 0.93% 0.98% 0.92% 0.78% 0.90% 12.0% - 13.99% 0.51% 0.57% 0.57% 0.60% 0.61% 0.53% 0.47% 0.45% 0.47% 0.40% 0.39% 0.31% 14.0% - 15.99% 0.13% 0.21% 0.18% 0.20% 0.18% 0.18% 0.18% 0.17% 0.18% 0.17% 0.15% 0.14% 16.0% and greater 0.00% 0.07% 0.06% 0.05% 0.06% 0.07% 0.05% 0.04% 0.04% 0.02% 0.04% 0.03% Total 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% Distribution of Receivables by Vehicle Type: (1) Passenger Cars 36.27% 34.99% 33.99% 32.60% 31.67% 30.27% 31.22% 30.22% 30.89% 32.03% 31.46% 26.58% Minivans 5.40% 5.20% 4.83% 4.26% 4.22% 3.04% NA NA NA NA NA NA Light Duty Trucks 18.05% 18.28% 17.87% 17.63% 17.08% 16.81% 15.87% 15.19% 14.00% 13.77% 12.83% 12.12% SUVs 40.28% 41.53% 43.31% 45.50% 47.03% 49.87% 6.63% 6.93% 7.08% 7.01% 7.06% 7.05% CUVs (2) NA NA NA NA NA NA 46.29% 47.66% 48.02% 47.20% 48.65% 54.25% Total 100.00% 100.00% 100.00% 99.99% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% Distribution of Receivables by Make: (1) Toyota and Scion 86.99% 87.24% 87.18% 87.06% 85.87% 83.91% 83.73% 82.42% 82.40% 82.76% 80.71% 80.18% Lexus 13.01% 12.76% 12.82% 12.94% 14.13% 16.09% 16.27% 17.58% 17.60% 17.24% 19.29% 19.82% Total 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% Share of Original Assets: Percentage with Original Scheduled Payments > 60 months 54.33% 54.29% 54.52% 57.35% 56.23% 49.18% 50.61% 50.46% 52.33% 54.48% 55.04% 65.07% Percentage of Used Vehicles 20.34% 19.94% 20.86% 21.38% 23.33% 26.33% 25.41% 26.34% 27.45% 27.34% 23.26% 22.78% (1) Percentages may not add to 100.00% due to rounding (2) Vehicles categorized in this table as “CUVs” are included in the category of “SUVs” prior to TAOT 2021-B, and vehicles categorized as “Minivans” in each securitization prior to TAOT 2021-B are categorized as “CUVs” in TAOT 2021-B.

TOYOTA FINANCIAL SERVICES 45 Lease Origination Profile (1) Percentages may not add to 100.0% due to rounding. Source: Company Reports as of September 30, 2022 Original Summary Characteristics by Vintage Origination Year: 2018 2019 2020 2021 2022 Number of Pool Assets 521,421 481,778 385,379 383,011 145,506 Original Pool Balance $18,452,065,596 $17,527,285,319 $14,392,981,563 $14,903,774,629 $5,849,797,805 Average Initial Lease Balance $35,388 $36,380 $37,348 $38,912 $40,203 Weighted Average Original Term 37 37 37 37 36 Weighted Average FICO 744 747 743 748 746 Minimum FICO 378 395 394 369 426 Maximum FICO 900 900 900 900 900 Geographic Distribution of Receivables representing the 5 states with the greatest aggregate Net Capital Cost: State 1 CA - 22.6% CA - 22.6% CA - 21.4% CA - 22.0% CA - 20.2% State 2 NY - 12.7% NY - 11.4% NY - 11.0% NY - 11.5% NY - 11.0% State 3 NJ - 7.6% NJ - 7.2% NJ - 6.8% NJ - 7.3% FL - 8.4% State 4 FL - 6.7% FL - 7.0% FL - 8.3% FL - 8.6% TX - 8.3% State 5 TX - 6.6% TX - 6.8% TX - 7.6% TX - 6.9% NJ - 7.7% Distribution of Receivables by Vehicle Type: (1) Passenger Cars 30.8% 27.7% 26.0% 25.6% 23.8% Light Duty Trucks 8.1% 9.7% 11.7% 10.9% 15.1% SUVs 7.3% 7.5% 9.2% 8.1% 8.5% CUVs 53.8% 55.1% 53.1% 55.5% 52.6% Total 99.99% 100.00% 100.00% 100.00% 100.00% Distribution of Receivables by Make: (1) Toyota 58.5% 57.5% 55.8% 58.8% 61.5% Lexus 41.6% 42.5% 44.2% 41.2% 38.5% Total 100.00% 100.00% 100.00% 100.00% 100.00%

TOYOTA FINANCIAL SERVICES 46 Managed Portfolio Performance - Lease (1) Data presented in the table is based upon Lease Balance for new and used vehicles. (2) Number of contracts outstanding at end of period. (3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to b e p ast due if less than 90% of such payment is made. Source: Company Reports TMCC Lease Delinquency Experience (1) At September 30, At March 31, 2022 2021 2022 2021 2020 2019 2018 Outstanding Contracts (2) 917,346 1,180,365 1,057,438 1,248,019 1,362,691 1,441,680 1,482,723 Number of Accounts Past Due in the following categories 30 - 59 days 7,830 7,707 7,421 6,356 12,379 10,497 10,768 60 - 89 days 2,209 1,922 1,777 1,615 3,017 2,613 2,724 Over 89 days 493 1,026 1,287 1,100 1,724 1,456 1,464 Delinquencies as a Percentage of Contracts Outstanding (3) 30 - 59 days 0.85% 0.65% 0.70% 0.51% 0.91% 0.73% 0.73% 60 - 89 days 0.24% 0.16% 0.17% 0.13% 0.22% 0.18% 0.18% Over 89 days 0.05% 0.09% 0.12% 0.09% 0.13% 0.10% 0.10%

TOYOTA FINANCIAL SERVICES 47 Managed Portfolio Performance - Lease (1) Includes contracts that have been sold but are still being serviced by TMCC (excluding TCPR). (2) Outstanding balance is equal to the net book value of the related Lease. (3) Averages are computed by taking an average of the month end outstanding amounts for each period presented. (4) Includes bankrupt repossessions but excludes bankruptcies. (5) Amount charged off is the net remaining principal balance, including earned but not yet received finance charges, reposse ssi on expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer re ser ve charge - offs. (6) Includes all recoveries from post - disposition monies received on previously charged - off contracts including any proceeds fro m the liquidation of the related vehicle after the related charge - off. Also includes recoveries for dealer reserve charge - offs and dealer reserve chargebacks. (7) Annualized Source : Company Reports TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) (1) For the Six Months Ended For the Fiscal Years Ended September 30, March 31, 2022 2021 2022 2021 2020 2019 2018 Lease Contracts Outstanding ($) (2) $28,292,375 $36,195,968 $32,383,470 $37,225,687 $39,532,930 $41,228,179 $41,890,127 Average Lease Contracts Outstanding ($) $29,986,922 $36,818,506 $32,747,054 $34,489,521 $40,586,875 $41,961,871 $41,431,204 Number of Lease Contracts Outstanding (Units) 917,346 1,180,365 1,057,438 1,248,019 1,362,756 1,441,680 1,482,723 Average Number of Lease Contracts Outstanding (Units) (3) 976,600 1,212,757 1,074,837 1,186,552 1,400,448 1,473,405 1,469,445 Number of Repossessions Sold (Units) (4) 1,166 1,501 2,656 4,454 8,052 11,474 13,383 Number of Repossessions Sold as a Percent of the Average Number of Lease Contracts Outstanding (7) 0.24% 0.25% 0.25% 0.38% 0.57% 0.78% 0.91% Charge - Offs ($) (5) $13,000.00 ($6,421.00) $8,914.00 $74,646.00 $100,313.00 $134,435.00 $161,078.00 Charge - Offs (Units) 6,503 8,276 16,223 19,121 21,124 30,396 31,631 Recoveries ($) (6) $9,617 $12,814 $22,291 $27,503 $44,452 $46,525 $40,155 Net (Gains)/Losses ($) $3,383.00 ($19,235.00) ($13,377.00) $47,143.00 $55,861.00 $87,910.00 $120,923.00 Net (Gains)/Losses as a Percentage of Average Dollar Amount of Lease Contracts Outstanding (7) 0.02% - 0.10% - 0.04% 0.14% 0.14% 0.21% 0.29%

TOYOTA FINANCIAL SERVICES 48 TMCC Managed Lease Portfolio Residual Loss Experience - Aggregate Portfolio (1)(2) (1) The residual value loss data reported in this table includes all lease contracts purchased by TMCC or the Titling Trust ( Toy ota Lease Trust). The residual value loss data reported in this table also includes lease contracts that have been sold but are still being serviced by TMCC. (2) For purposes of this table, the “ALG Residual” for each leased vehicle is equal to the related residual value estimate pr odu ced by Automotive Lease Guide at the time of origination of the related lease with average condition and standard mileage (15 ,00 0 miles/year) or, if such estimate is unavailable, the related Contract Residual Value. (3) Excludes repossessions, charge - offs, and vehicles in inventory, but includes early terminations (4) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 30 da ys prior to scheduled maturity. (5) Residual gain/(loss) is net of remarketing expenses, and excess wear and tear and excess mileage collections. (6) Adjusted MSRP includes value added vehicle adjustments. Source : Company Reports TMCC Managed Lease Portfolio Residual Loss Experience - Aggregate Portfolio (1)(2) For the Nine Months Ended For the Calendar Years Ended September 30, December 31, 2022 2021 2021 2020 2019 2018 2017 Total Number of Vehicles Scheduled to Terminate 322,074 375,844 454,712 479,174 549,909 521,566 417,523 Total ALG Residuals on Vehicles Scheduled to Terminate $6,460,956,028 $7,136,672,781 $8,602,663,675 $8,996,342,832 $10,061,005,205 $9,372,887,926 $7,660,962,912 Number of Vehicles Returned to TMCC (3) 9,743 50,526 55,268 185,933 290,257 288,208 220,707 Number of Vehicles Going to Full Term (4) 148,554 198,344 221,591 290,760 326,435 293,215 219,393 Vehicles Returned to TMCC Ratio 3.0% 13.4% 12.2% 38.8% 52.8% 55.3% 52.9% Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC (5) $32,090,197 $185,352,739 $160,325,940 $265,614,400 $403,918,445 $199,052,612 ($63,041,052) Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC (5) $3,294 $3,668 $2,901 $1,429 $1,392 $691 ($286) Total ALG Residuals on Vehicles Returned to TMCC $188,870,763 $1,042,262,866 $1,156,122,000 $3,677,196,256 $5,384,755,018 $5,238,378,419 $4,101,976,771 Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC 17.0% 17.8% 13.9% 7.2% 7.5% 3.8% (1.5%) Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate 0.5% 2.6% 1.9% 2.9% 4.0% 2.1% (0.8%) Average Contract Residual Value as a Percentage of Adjusted MSRP (6) 57.5% 56.6% 56.2% 58.4% 60.4% 60.2% 59.6% Average ALG Residual as a Percentage of Adjusted MSRP (6) 52.1% 51.2% 50.8% 51.3% 51.4% 51.8% 54.2% Percentage Difference 5.5% 5.4% 5.4% 7.1% 9.0% 8.4% 5.5%

TOYOTA FINANCIAL SERVICES 49 TMCC Managed Lease Portfolio Residual Loss Experience – By Make (1)(2) (1) The residual value loss data reported in this table includes all lease contracts purchased by TMCC or the Titling Trust ( Toy ota Lease Trust). The residual value loss data reported in this table also includes lease contracts that have been sold but are still being serviced by TMCC. (2) For purposes of this table, the “ALG Residual” for each leased vehicle is equal to the related residual value estimate pr odu ced by Automotive Lease Guide at the time of origination of the related lease with average condition and standard mileage (15 ,00 0 miles/year) or, if such estimate is unavailable, the related Contract Residual Value. (3) Excludes repossessions, charge - offs, and vehicles in inventory, but includes early terminations (4) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 30 da ys prior to scheduled maturity. (5) Residual gain/(loss) is net of remarketing expenses, and excess wear and tear and excess mileage collections. (6) Adjusted MSRP includes value added vehicle adjustments. Source : Company Reports TMCC Managed Lease Portfolio Residual Loss Experience - By Make (1)(2) For the Nine Months Ended For the Calendar Years Ended September 30, December 31, 2022 2021 2021 2020 2019 2018 2017 Lexus Total Number of Vehicles Scheduled to Terminate 106,471 106,641 133,767 146,715 169,289 164,221 119,756 Total ALG Residuals on Vehicles Scheduled to Terminate $2,567,188,281 $2,563,023,946 $3,204,001,001 $3,532,278,334 $4,073,356,030 $4,011,495,747 $3,073,552,370 Number of Vehicles Returned to TMCC (3) 2,289 23,982 25,323 80,641 119,937 119,301 81,250 Number of Vehicles Going to Full Term (4) 47,286 53,139 60,008 82,958 91,782 88,822 58,253 Vehicles Returned to TMCC Ratio 2.1% 22.5% 18.9% 55.0% 70.8% 72.6% 67.8% Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC (5) $9,215,599 $109,448,395 $115,600,120 $174,082,117 $142,089,558 $43,503,942 $21,759,123 Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC (5) $4,026 $4,564 $4,565 $2,159 $1,185 $365 $268 Total ALG Residuals on Vehicles Returned to TMCC $55,438,397 $573,081,156 $604,503,582 $1,938,756,855 $2,863,223,153 $2,897,080,464 $2,089,409,315 Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC 16.6% 19.1% 19.1% 9.0% 5.0% 1.5% 1.0% Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate 0.4% 4.3% 3.6% 4.9% 3.5% 1.1% 0.7% Average Contract Residual Value as a Percentage of Adjusted MSRP (6) 52.6% 53.2% 52.8% 56.1% 58.2% 59.4% 60.3% Average ALG Residual as a Percentage of Adjusted MSRP (6) 47.5% 47.1% 46.8% 47.9% 49.1% 50.1% 52.5% Percentage Difference 5.1% 6.1% 6.0% 8.3% 9.2% 9.4% 7.8%

TOYOTA FINANCIAL SERVICES 50 TMCC Managed Lease Portfolio Residual Loss Experience – By Make (1)(2) (1) The residual value loss data reported in this table includes all lease contracts purchased by TMCC or the Titling Trust ( Toy ota Lease Trust). The residual value loss data reported in this table also includes lease contracts that have been sold but are still being serviced by TMCC. (2) For purposes of this table, the “ALG Residual” for each leased vehicle is equal to the related residual value estimate pr odu ced by Automotive Lease Guide at the time of origination of the related lease with average condition and standard mileage (15 ,00 0 miles/year) or, if such estimate is unavailable, the related Contract Residual Value. (3) Excludes repossessions, charge - offs, and vehicles in inventory, but includes early terminations (4) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 30 da ys prior to scheduled maturity. (5) Residual gain/(loss) is net of remarketing expenses, and excess wear and tear and excess mileage collections. (6) Adjusted MSRP includes value added vehicle adjustments. Source : Company Reports TMCC Managed Lease Portfolio Residual Loss Experience - By Make (1)(2) For the Nine Months Ended For the Calendar Years Ended September 30, December 31, 2022 2021 2021 2020 2019 2018 2017 Toyota Total Number of Vehicles Scheduled to Terminate 215,603 269,203 320,945 332,459 380,620 357,345 297,767 Total ALG Residuals on Vehicles Scheduled to Terminate $3,893,767,747 $4,573,648,835 $5,398,662,674 $5,464,064,498 $5,987,649,175 $5,361,392,179 $4,587,410,542 Number of Vehicles Returned to TMCC (3) 7,454 26,544 29,945 105,292 170,320 168,907 139,457 Number of Vehicles Going to Full Term (4) 101,268 145,205 161,583 207,802 234,653 204,393 161,140 Vehicles Returned to TMCC Ratio 3.5% 9.9% 9.3% 31.7% 44.7% 47.3% 46.8% Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC (5) $22,874,598 $75,904,344 $44,725,819 $91,532,283 $261,828,887 $155,548,670 ($84,800,175) Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC (5) $3,069 $2,860 $1,494 $869 $1,537 $921 ($608) Total ALG Residuals on Vehicles Returned to TMCC $133,432,366 $469,181,710 $551,618,419 $1,738,439,401 $2,521,531,865 $2,341,297,955 $2,012,567,456 Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC 17.1% 16.2% 8.1% 5.3% 10.4% 6.6% (4.2%) Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate 0.6% 1.7% 0.8% 1.7% 4.4% 2.9% (1.8%) Average Contract Residual Value as a Percentage of Adjusted MSRP (6) 61.4% 58.7% 58.5% 60.0% 62.0% 60.8% 59.2% Average ALG Residual as a Percentage of Adjusted MSRP (6) 55.7% 53.8% 53.5% 53.7% 53.1% 53.1% 55.4% Percentage Difference 5.7% 5.0% 5.0% 6.3% 8.9% 7.7% 3.8%

TOYOTA FINANCIAL SERVICES 51 Source : Company Reports Lease ABS Comparison Toyota Lease Owner Trust (TLOT) Original Summary Characteristics by Prior Securitization: TLOT 2021 - A TLOT 2021 - B TLOT 2022 - A Number of Specified Leases 51,807 52,975 42,773 Aggregate Securitization Value $1,492,537,313.75 $1,552,238,806.88 $1,301,865,323.91 Total of Base Residual Values $1,006,870,109.91 $1,074,733,012.67 $893,980,936.98 Base Residual as a Percentage of Aggregate Securitization Value 67.5% 69.2% 68.7% Average Securitization Value $28,809.57 $29,301.35 $30,436.61 Average Base Residual Value $19,435.02 $20,287.55 $20,900.59 Original Number of Monthly Payments 38 38 38 Remaining Number of Monthly Payments 28 27 28 Weighted Average FICO 773 772 772 Minimum FICO 620 620 620 Maximum FICO 900 900 900 Geographic Distribution of Receivables representing the 5 states with the greatest aggregate securitization value: State 1 CA – 19.3% CA – 19.8% CA – 20.0% State 2 NY – 11.7% NY – 11.9% NY – 11.3% State 3 FL – 8.8% FL – 9.1% FL – 10.6% State 4 NJ – 8.1% NJ – 7.9% TX – 7.8% State 5 TX – 7.9% TX – 7.4% NJ – 7.6% Distribution of Receivables by Vehicle Type: (1) Passenger Cars 31.1% 29.5% 29.5% Light Duty Trucks 4.8% 6.3% 6.1% SUVs 8.5% 9.1% 7.5% CUVs 55.6% 55.0% 57.0% Total 100.00% 100.00% 100.00% Distribution of Receivables by Make: (1) Toyota 49.6% 51.0% 47.9% Lexus 50.4% 49.0% 52.1% Total 100.00% 100.00% 100.00% (1) Percentages may not add to 100.00% due to rounding